Exhibit 99.1
KELLY SERVICES REPORTS 2nd QUARTER 2010 RESULTS
TROY, MI (August 11, 2010) — Kelly Services, Inc. (NASDAQ: KELYA) (NASDAQ: KELYB), a leader in providing workforce solutions, today announced results for the second quarter of 2010.
Carl T. Camden, President and Chief Executive Officer, announced revenue for the second quarter of 2010 totaled $1.2 billion, an 18% increase compared to the corresponding quarter in 2009. On a constant currency basis, revenue increased by 17%.
Earnings from operations for the second quarter of 2010 totaled $8.5 million, compared to losses from operations of $74.5 million reported for the second quarter of 2009. Included in the results from operations for the second quarter of 2010 are impairment charges of $1.5 million. The loss from operations in the second quarter of 2009 included impairment charges of $52.6 million and restructuring charges of $4.7 million. Excluding the impairment and restructuring charges, earnings from operations were $10.0 million in the second quarter of 2010 compared to a loss from operations of $17.2 million in 2009.
Diluted earnings per share from continuing operations in the second quarter of 2010 were $0.11 compared to second quarter 2009 losses of $1.89 per share. The impairment charges were $0.03 per share in the second quarter of 2010 and the impairment and restructuring charges totaled $1.52 per share in the second quarter of 2009.
Commenting on the second quarter results, Camden stated, “We’re pleased that global economic expansion continues and labor markets are slowly strengthening around the world. These trends had a positive impact on our second quarter earnings as demand for temporary staffing improved.
“Our efforts and discipline are clearly gaining traction. We’re confident that we have realigned our strategy to take advantage of future opportunities within our industry and we’ll continue to focus on improving profitability while holding expenses down, maintaining our commercial staffing stronghold, accelerating our PT and OCG growth, and winning new customers.”
In conjunction with its second quarter earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on August 11, to review the results and answer questions. The call may be accessed in one of the following ways:
Via the Telephone:

U.S.	1 800 288-9626
International	1 651 291-5254
The pass code is Kelly Services
Via the Internet:
The call is also available via the internet through the Kelly Services website: www.kellyservices.com
This release contains statements that are forward looking in nature and accordingly, are subject to risks and uncertainties. These factors include: competition, changing market and economic conditions, currency fluctuations, changes in laws and regulations, including tax laws, and other factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward looking statements contained herein.

About Kelly Services
Kelly Services, Inc. (NASDAQ: KELYA) (NASDAQ: KELYB) is a leader in providing workforce solutions. Kelly offers a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temp-to-hire and direct-hire basis. Serving clients around the globe, Kelly provides employment to 480,000 employees annually. Revenue in 2009 was $4.3 billion. Visit www.kellyservices.com.

ANALYST CONTACT:	MEDIA CONTACT:
James Polehna	Jane Stehney
(248) 244-4586	(248) 244-5630
james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED JULY 4, 2010 AND JUNE 28, 2009
(UNAUDITED)
(In millions of dollars except per share data)

	2010	2009	Change		% Change

Revenue from services	$1,209.4	$1,028.9	$180.5		17.5%

Cost of services	1,018.5	857.2	161.3		18.8

Gross profit	190.9	171.7	19.2		11.2

Selling, general and administrative expenses	180.9	193.6	(12.7)		(6.5)

Asset impairments	1.5	52.6	(51.1)		(97.1)

Earnings (loss) from operations	8.5	(74.5)	83.0		NM

Other expense, net	(2.1)	(1.0)	(1.1)		(108.1)

Earnings (loss) from continuing operations before taxes	6.4	(75.5)	81.9		NM

Income taxes	2.5	(9.5)	12.0		126.9

Earnings (loss) from continuing operations	3.9	(66.0)	69.9		NM

Earnings from discontinued operations, net of tax	—	—	—		—

Net earnings (loss)	$3.9	$(66.0)	$69.9		NM %

Basic earnings (loss) per share on common stock
Earnings (loss) from continuing operations	$0.11	$(1.89)	$2.00		NM %
Earnings from discontinued operations	—	—	—		—
Net earnings (loss)	0.11	(1.89)	2.00		NM

Diluted earnings (loss) per share on common stock
Earnings (loss) from continuing operations	$0.11	$(1.89)	$2.00		NM %
Earnings from discontinued operations	—	—	—		—
Net earnings (loss)	0.11	(1.89)	2.00		NM

STATISTICS:

Gross profit rate	15.8%	16.7%	(0.9	) pts.

Selling, general and administrative expenses:
% of revenue	15.0	18.8	(3.8)
% of gross profit	94.8	112.7	(17.9)

% Return — Earnings (loss) from operations	0.7	(7.2)	7.9
Earnings (loss) from continuing operations before taxes	0.5	(7.3)	7.8
Earnings (loss) from continuing operations	0.3	(6.4)	6.7
Net earnings (loss)	0.3	(6.4)	6.7

Effective income tax rate	39.8%	12.5%	27.3	pts.

Average number of shares outstanding (millions):
Basic	36.0	34.8
Diluted	36.0	34.8

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 26 WEEKS ENDED JULY 4, 2010 AND JUNE 28, 2009
(UNAUDITED)
(In millions of dollars except per share data)

	2010	2009	Change		% Change

Revenue from services	$2,339.8	$2,071.5	$268.3		13.0%

Cost of services	1,968.9	1,724.3	244.6		14.2

Gross profit	370.9	347.2	23.7		6.8

Selling, general and administrative expenses	362.5	399.7	(37.2)		(9.3)

Asset impairments	1.5	52.6	(51.1)		(97.1)

Earnings (loss) from operations	6.9	(105.1)	112.0		NM

Other (expense) income, net	(3.2)	0.3	(3.5)		NM

Earnings (loss) from continuing operations before taxes	3.7	(104.8)	108.5		NM

Income taxes	1.8	(22.7)	24.5		108.1

Earnings (loss) from continuing operations	1.9	(82.1)	84.0		NM

Earnings from discontinued operations, net of tax	—	0.6	(0.6)		(100.0)

Net earnings (loss)	$1.9	$(81.5)	$83.4		NM %

Basic earnings (loss) per share on common stock
Earnings (loss) from continuing operations	$0.05	$(2.36)	$2.41		NM %
Earnings from discontinued operations	—	0.02	(0.02)		(100.0)
Net earnings (loss)	0.05	(2.34)	2.39		NM

Diluted earnings (loss) per share on common stock
Earnings (loss) from continuing operations	$0.05	$(2.36)	$2.41		NM %
Earnings from discontinued operations	—	0.02	(0.02)		(100.0)
Net earnings (loss)	0.05	(2.34)	2.39		NM

STATISTICS:

Gross profit rate	15.9%	16.8%	(0.9	) pts.

Selling, general and administrative expenses:
% of revenue	15.5	19.3	(3.8)
% of gross profit	97.7	115.1	(17.4)

% Return — Earnings (loss) from operations	0.3	(5.1)	5.4
Earnings (loss) from continuing operations before taxes	0.2	(5.1)	5.3
Earnings (loss) from continuing operations	0.1	(4.0)	4.1
Net earnings (loss)	0.1	(3.9)	4.0

Effective income tax rate	49.3%	21.7%	27.6	pts.

Average number of shares outstanding (millions):
Basic	35.5	34.8
Diluted	35.5	34.8

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Second Quarter
					Constant
					Currency
	2010	2009	Change		Change
Americas Commercial
Revenue from services (including fee-based income)	$600.9	$473.0	27.0%		25.5%
Fee-based income	2.2	1.6	41.8		38.3
Gross profit	85.7	70.6	21.2		20.0
SG&A expenses excluding restructuring charges	67.7	67.5	0.3
Restructuring charges	—	1.1	(100.0)
Total SG&A expenses	67.7	68.6	(1.4)		(2.5)
Earnings from operations	18.0	2.0	NM
Earnings from operations excluding restructuring charges	18.0	3.1	469.3

Gross profit rate	14.3%	14.9%	(0.6	) pts.
Expense rates (excluding restructuring charges):
% of revenue	11.3	14.3	(3.0)
% of gross profit	79.0	95.5	(16.5)
Operating margin (excluding restructuring charges)	3.0	0.7	2.3

Americas PT
Revenue from services (including fee-based income)	$219.9	$194.8	12.9%		12.6%
Fee-based income	2.2	2.3	(2.7)		(3.1)
Gross profit	34.5	32.2	7.3		7.0
SG&A expenses excluding restructuring charges	22.7	25.5	(10.5)
Restructuring charges	—	0.1	(100.0)
Total SG&A expenses	22.7	25.6	(10.9)		(11.1)
Earnings from operations	11.8	6.6	76.4
Earnings from operations excluding restructuring charges	11.8	6.7	73.3

Gross profit rate	15.7%	16.5%	(0.8	) pts.
Expense rates (excluding restructuring charges):
% of revenue	10.3	13.0	(2.7)
% of gross profit	65.8	78.8	(13.0)
Operating margin (excluding restructuring charges)	5.4	3.5	1.9

EMEA Commercial
Revenue from services (including fee-based income)	$209.8	$211.7	(0.9)%		2.4%
Fee-based income	5.1	3.9	33.2		35.5
Gross profit	33.8	34.4	(1.6)		2.0
SG&A expenses excluding restructuring charges	30.9	36.6	(15.5)
Restructuring charges	—	3.1	(100.0)
Total SG&A expenses	30.9	39.7	(22.2)		(19.6)
Asset impairments	1.5	—	NM
Earnings from operations	1.4	(5.3)	NM
Earnings from operations excluding restructuring charges	1.4	(2.2)	NM

Gross profit rate	16.1%	16.2%	(0.1	) pts.
Expense rates (excluding restructuring charges):
% of revenue	14.7	17.3	(2.6)
% of gross profit	91.5	106.5	(15.0)
Operating margin (excluding restructuring charges)	0.6	(1.1)	1.7

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	Second Quarter
					Constant
					Currency
	2010	2009	Change		Change
EMEA PT
Revenue from services (including fee-based income)	$34.4	$33.1	4.1%		8.6%
Fee-based income	3.9	3.8	3.6		5.2
Gross profit	9.3	8.8	6.2		9.8
Total SG&A expenses	8.8	10.1	(13.1)		(10.0)
Earnings from operations	0.5	(1.3)	NM

Gross profit rate	27.1%	26.6%	0.5	pts.
Expense rates:
% of revenue	25.5	30.6	(5.1)
% of gross profit	94.1	115.1	(21.0)
Operating margin	1.6	(4.0)	5.6

APAC Commercial
Revenue from services (including fee-based income)	$83.7	$66.3	26.2%		13.8%
Fee-based income	2.7	2.3	15.1		3.6
Gross profit	11.7	9.7	20.9		8.5
SG&A expenses excluding restructuring charges	10.7	10.8	(0.8)
Restructuring charges	—	0.1	(100.0)
Total SG&A expenses	10.7	10.9	(1.2)		(11.3)
Earnings from operations	1.0	(1.2)	NM
Earnings from operations excluding restructuring charges	1.0	(1.1)	NM

Gross profit rate	14.0%	14.6%	(0.6	) pts.
Expense rates (excluding restructuring charges):
% of revenue	12.8	16.3	(3.5)
% of gross profit	91.8	111.8	(20.0)
Operating margin (excluding restructuring charges)	1.2	(1.7)	2.9

APAC PT
Revenue from services (including fee-based income)	$7.8	$5.5	41.1%		28.8%
Fee-based income	2.8	0.8	227.9		211.0
Gross profit	3.5	1.7	103.8		90.4
Total SG&A expenses	3.9	2.1	84.2		70.7
Earnings from operations	(0.4)	(0.4)	2.5

Gross profit rate	45.5%	31.5%	14.0	pts.
Expense rates:
% of revenue	50.4	38.6	11.8
% of gross profit	110.8	122.6	(11.8)
Operating margin	(4.9)	(7.1)	2.2

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	Second Quarter
					Constant
					Currency
	2010	2009	Change		Change
OCG
Revenue from services (including fee-based income)	$60.4	$50.1	20.5%		20.3%
Fee-based income	5.6	6.0	(6.1)		(6.4)
Gross profit	13.0	14.6	(11.0)		(10.9)
SG&A expenses excluding restructuring charges	18.8	17.4	7.9
Restructuring charges	—	0.4	(100.0)
Total SG&A expenses	18.8	17.8	5.6		5.7
Earnings from operations	(5.8)	(3.2)	(80.8)
Earnings from operations excluding restructuring charges	(5.8)	(2.8)	(104.8)

Gross profit rate	21.4%	29.0%	(7.6	) pts.
Expense rates (excluding restructuring charges):
% of revenue	31.1	34.7	(3.6)
% of gross profit	144.9	119.5	25.4
Operating margin (excluding restructuring charges)	(9.6)	(5.7)	(3.9)

Corporate Expense
SG&A expenses excluding restructuring charges	$18.0	$19.2	(5.8)%
Restructuring charges	—	(0.1)	(100.0)
Total SG&A expenses	18.0	19.1	(5.4)
Asset impairments	—	52.6	(100.0)

Consolidated Total (net of intersegment activity)
Revenue from services (including fee-based income)	$1,209.4	$1,028.9	17.5%		16.8%
Fee-based income	24.4	20.6	18.9		17.2
Gross profit	190.9	171.7	11.2		10.7
SG&A expenses excluding restructuring charges	180.9	188.9	(4.2)
Restructuring charges	—	4.7	(100.0)
Total SG&A expenses	180.9	193.6	(6.5)		(6.9)
Asset impairments	1.5	52.6	(97.1)
Earnings from operations	8.5	(74.5)	NM
Earnings from operations excluding restructuring charges	8.5	(69.8)	NM

Gross profit rate	15.8%	16.7%	(0.9	) pts.
Expense rates (excluding restructuring charges):
% of revenue	15.0	18.4	(3.4)
% of gross profit	94.8	110.0	(15.2)
Operating margin (excluding restructuring charges)	0.7	(6.8)	7.5

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	June Year to Date
					Constant
					Currency
	2010	2009	Change		Change
Americas Commercial
Revenue from services (including fee-based income)	$1,148.6	$955.4	20.2%		18.4%
Fee-based income	4.3	3.4	27.7		23.5
Gross profit	164.2	143.7	14.2		12.7
SG&A expenses excluding restructuring charges	132.8	139.3	(4.8)
Restructuring charges	0.3	1.9	(81.5)
Total SG&A expenses	133.1	141.2	(5.8)		(7.1)
Earnings from operations	31.1	2.5	NM
Earnings from operations excluding restructuring charges	31.4	4.4	NM

Gross profit rate	14.3%	15.0%	(0.7	) pts.
Expense rates (excluding restructuring charges):
% of revenue	11.6	14.6	(3.0)
% of gross profit	80.8	96.9	(16.1)
Operating margin (excluding restructuring charges)	2.7	0.5	2.2

Americas PT
Revenue from services (including fee-based income)	$425.5	$392.2	8.5%		8.2%
Fee-based income	4.5	5.1	(11.2)		(11.8)
Gross profit	66.0	63.7	3.8		3.5
SG&A expenses excluding restructuring charges	45.7	51.7	(11.3)
Restructuring charges	—	0.1	(100.0)
Total SG&A expenses	45.7	51.8	(11.5)		(11.8)
Earnings from operations	20.3	11.9	70.2
Earnings from operations excluding restructuring charges	20.3	12.0	68.3

Gross profit rate	15.5%	16.2%	(0.7	) pts.
Expense rates (excluding restructuring charges):
% of revenue	10.8	13.2	(2.4)
% of gross profit	69.2	81.0	(11.8)
Operating margin (excluding restructuring charges)	4.8	3.1	1.7

EMEA Commercial
Revenue from services (including fee-based income)	$414.7	$428.3	(3.2)%		(5.1)%
Fee-based income	9.9	8.6	15.5		11.6
Gross profit	66.6	68.9	(3.3)		(5.2)
SG&A expenses excluding restructuring charges	63.3	77.4	(18.3)
Restructuring charges	2.7	8.9	(69.9)
Total SG&A expenses	66.0	86.3	(23.6)		(25.4)
Asset impairments	1.5	—	NM
Earnings from operations	(0.9)	(17.4)	94.8
Earnings from operations excluding restructuring charges	1.8	(8.5)	NM

Gross profit rate	16.1%	16.1%	0.0	pts.
Expense rates (excluding restructuring charges):
% of revenue	15.3	18.1	(2.8)
% of gross profit	95.0	112.4	(17.4)
Operating margin (excluding restructuring charges)	0.4	(2.0)	2.4

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	June Year to Date
					Constant
					Currency
	2010	2009	Change		Change
EMEA PT
Revenue from services (including fee-based income)	$69.3	$65.9	5.2%		3.8%
Fee-based income	7.6	8.2	(6.2)		(9.5)
Gross profit	18.7	18.2	3.3		1.1
Total SG&A expenses	18.3	20.1	(8.7)		(10.7)
Earnings from operations	0.4	(1.9)	NM

Gross profit rate	27.1%	27.6%	(0.5	) pts.
Expense rates:
% of revenue	26.4	30.5	(4.1)
% of gross profit	97.6	110.4	(12.8)
Operating margin	0.7	(2.9)	3.6

APAC Commercial
Revenue from services (including fee-based income)	$164.6	$130.7	25.9%		10.4%
Fee-based income	5.5	4.5	20.3		5.7
Gross profit	23.1	19.2	20.7		4.8
SG&A expenses excluding restructuring charges	20.6	21.6	(4.6)
Restructuring charges	0.5	0.1	NM
Total SG&A expenses	21.1	21.7	(2.4)		(15.3)
Earnings from operations	2.0	(2.5)	NM
Earnings from operations excluding restructuring charges	2.5	(2.4)	NM

Gross profit rate	14.0%	14.6%	(0.6	) pts.
Expense rates (excluding restructuring charges):
% of revenue	12.5	16.5	(4.0)
% of gross profit	89.3	113.0	(23.7)
Operating margin (excluding restructuring charges)	1.5	(1.9)	3.4

APAC PT
Revenue from services (including fee-based income)	$15.4	$11.7	31.4%		16.2%
Fee-based income	4.7	1.8	158.3		142.1
Gross profit	6.3	3.6	73.6		58.4
Total SG&A expenses	7.7	4.3	78.7		62.5
Earnings from operations	(1.4)	(0.7)	(107.8)

Gross profit rate	41.1%	31.1%	10.0	pts.
Expense rates:
% of revenue	49.7	36.6	13.1
% of gross profit	121.0	117.5	3.5
Operating margin	(8.6)	(5.4)	(3.2)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	June Year to Date
					Constant
					Currency
	2010	2009	Change		Change
OCG
Revenue from services (including fee-based income)	$115.7	$98.8	17.1%		16.3%
Fee-based income	11.7	12.6	(7.0)		(9.0)
Gross profit	27.0	30.5	(11.7)		(12.8)
SG&A expenses excluding restructuring charges	37.2	34.4	8.2
Restructuring charges	0.1	0.5	(85.0)
Total SG&A expenses	37.3	34.9	6.9		5.5
Earnings from operations	(10.3)	(4.4)	(134.9)
Earnings from operations excluding restructuring charges	(10.2)	(3.9)	(162.6)

Gross profit rate	23.3%	30.8%	(7.5	) pts.
Expense rates (excluding restructuring charges):
% of revenue	32.2	34.8	(2.6)
% of gross profit	138.3	112.9	25.4
Operating margin (excluding restructuring charges)	(8.9)	(4.0)	(4.9)

Corporate Expense
SG&A expenses excluding restructuring charges	$33.5	$39.6	(15.1)%
Restructuring charges	0.8	0.4	90.8
Total SG&A expenses	34.3	40.0	(14.0)
Asset impairments	—	52.6	(100.0)

Consolidated Total (net of intersegment activity)
Revenue from services (including fee-based income)	$2,339.8	$2,071.5	13.0%		10.5%
Fee-based income	48.1	44.1	9.2		4.7
Gross profit	370.9	347.2	6.8		4.5
SG&A expenses excluding restructuring charges	358.1	387.8	(7.6)
Restructuring charges	4.4	11.9	(63.0)
Total SG&A expenses	362.5	399.7	(9.3)		(11.3)
Asset impairments	1.5	52.6	(97.1)
Earnings from operations	6.9	(105.1)	NM
Earnings from operations excluding restructuring charges	11.3	(93.2)	NM

Gross profit rate	15.9%	16.8%	(0.9	) pts.
Expense rates (excluding restructuring charges):
% of revenue	15.3	18.7	(3.4)
% of gross profit	96.5	111.7	(15.2)
Operating margin (excluding restructuring charges)	0.5	(4.5)	5.0

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 26 WEEKS ENDED JULY 4, 2010 AND JUNE 28, 2009
(UNAUDITED)
(In millions of dollars)

	2010	2009
Cash flows from operating activities
Net earnings (loss)	$1.9	$(81.5)
Noncash adjustments:
Impairment of assets	1.5	52.6
Depreciation and amortization	17.8	21.0
Provision for bad debts	0.5	1.3
Stock-based compensation	1.4	2.2
Other, net	0.8	(1.5)
Changes in operating assets and liabilities	(44.2)	53.0

Net cash from operating activities	(20.3)	47.1

Cash flows from investing activities
Capital expenditures	(3.8)	(5.0)
Acquisition of companies, net of cash received	—	(7.5)
Other investing activities	0.9	(3.0)

Net cash from investing activities	(2.9)	(15.5)

Cash flows from financing activities
Net change in revolving line of credit	(11.8)	(13.1)
Repayment of debt	(7.3)	(22.9)
Sale of stock and other financing activities	24.2	(0.8)

Net cash from financing activities	5.1	(36.8)

Effect of exchange rates on cash and equivalents	(5.5)	2.1

Net change in cash and equivalents	(23.6)	(3.1)
Cash and equivalents at beginning of period	88.9	118.3

Cash and equivalents at end of period	$65.3	$115.2

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	July 4,	January 3,	June 28,
	2010	2010	2009
Current Assets
Cash and equivalents	$65.3	$88.9	$115.2
Trade accounts receivable, less allowances of $13.0, $15.0 and $15.4, respectively	751.8	717.9	681.0
Prepaid expenses and other current assets	60.7	70.6	57.2
Deferred taxes	21.2	21.0	29.7

Total current assets	899.0	898.4	883.1

Property and Equipment, Net	112.1	127.1	137.7

Noncurrent Deferred Taxes	74.2	77.5	40.2

Goodwill, Net	67.3	67.3	67.3

Other Assets	127.5	131.4	125.3

Total Assets	$1,280.1	$1,301.7	$1,253.6

Current Liabilities
Short-term borrowings and current portion of long-term debt	$68.4	$79.6	$77.6
Accounts payable and accrued liabilities	144.8	182.6	205.2
Accrued payroll and related taxes	228.3	208.3	217.4
Accrued insurance	19.8	19.7	25.2
Income and other taxes	47.3	47.4	18.1

Total current liabilities	508.6	537.6	543.5

Noncurrent Liabilities
Long-term debt	49.9	57.5	—
Accrued insurance	47.1	47.3	44.6
Accrued retirement benefits	72.4	76.9	66.4
Other long-term liabilities	15.4	16.0	14.9

Total noncurrent liabilities	184.8	197.7	125.9

Stockholders’ Equity
Common stock	40.1	40.1	40.1
Treasury stock	(71.3)	(107.2)	(107.8)
Paid-in capital	26.8	36.9	34.7
Earnings invested in the business	573.4	571.5	594.5
Accumulated other comprehensive income	17.7	25.1	22.7

Total stockholders’ equity	586.7	566.4	584.2

Total Liabilities and Stockholders’ Equity	$1,280.1	$1,301.7	$1,253.6

STATISTICS:
Working Capital	$390.4	$360.8	$339.6
Current Ratio	1.8	1.7	1.6
Debt-to-capital %	16.8%	19.5%	11.7%
Global Days Sales Outstanding	50	51	51

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Second Quarter (Commercial, PT and OCG)
			% Change
				Constant
	2010	2009	US$	Currency
Americas
United States	$770.8	$633.3	21.7%	21.7%
Canada	54.5	42.6	28.1	12.7
Mexico	21.9	16.1	36.5	28.9
Puerto Rico	19.2	14.6	31.2	31.2

Total Americas	866.4	706.6	22.6	21.5

EMEA
France	67.6	62.9	7.4	15.1
Switzerland	40.7	32.5	25.4	25.0
United Kingdom	34.2	50.2	(32.0)	(29.6)
Russia	25.4	15.1	68.5	59.6
Portugal	19.1	12.6	51.9	63.7
Germany	16.2	15.5	5.1	12.7
Italy	14.7	17.6	(16.5)	(10.1)
Norway	14.1	15.1	(6.9)	(10.4)
Other	16.9	27.1	(37.7)	(34.5)

Total EMEA	248.9	248.6	0.1	3.7

APAC
Australia	28.7	22.5	27.0	9.3
Singapore	19.6	15.2	29.6	22.6
Malaysia	16.3	12.0	35.8	24.0
India	15.2	7.8	93.9	82.3
Other	14.3	16.2	(12.0)	(22.4)

Total APAC	94.1	73.7	27.5	15.2

Total Kelly Services, Inc.	$1,209.4	$1,028.9	17.5%	16.8%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	June Year to Date (Commercial, PT and OCG)
			% Change
				Constant
	2010	2009	US$	Currency
Americas
United States	$1,481.0	$1,278.1	15.9%	15.9%
Canada	106.1	83.5	27.1	9.2
Mexico	40.9	30.8	32.8	21.9
Puerto Rico	33.9	30.3	12.0	12.0

Total Americas	1,661.9	1,422.7	16.8	15.5

EMEA
France	134.9	124.6	8.2	9.3
Switzerland	72.1	61.0	18.2	14.1
United Kingdom	71.8	112.8	(36.3)	(37.8)
Russia	48.7	29.0	68.1	54.0
Portugal	37.5	24.3	54.7	56.9
Germany	32.5	30.9	5.4	6.4
Italy	31.4	36.5	(14.0)	(13.2)
Norway	28.0	28.2	(0.8)	(9.9)
Other	36.1	55.3	(34.8)	(35.9)

Total EMEA	493.0	502.6	(1.9)	(3.7)

APAC
Australia	56.3	42.9	31.1	4.8
Singapore	38.5	30.1	28.0	20.0
Malaysia	30.9	24.1	28.0	17.8
India	28.9	14.8	95.2	82.0
Other	30.3	34.3	(11.7)	(24.9)

Total APAC	184.9	146.2	26.4	10.9

Total Kelly Services, Inc.	$2,339.8	$2,071.5	13.0%	10.5%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
(In millions of dollars except per share data)

	Second Quarter		June Year to Date
	2010	2009	2010	2009
Pretax earnings (loss) from operations	$8.5	$(74.5)	$6.9	$(105.1)

Restructuring charges (Note 1)	—	4.7	4.4	11.9
Asset impairments (Note 2)	1.5	52.6	1.5	52.6
Litigation charges	—	—	—	0.9

Earnings (loss) from operations excluding restructuring, asset impairment and litigation charges	$10.0	$(17.2)	$12.8	$(39.7)

	Second Quarter
	2010		2009
	Amount	Per Share	Amount	Per Share

Earnings (loss) from continuing operations, net of taxes	$3.9	$0.11	$(66.0)	$(1.89)

Restructuring charges, net of taxes (Note 1)	—	—	4.0	0.11
Asset impairments, net of taxes (Note 2)	1.2	0.03	49.2	1.41

Earnings (loss) from continuing operations excluding restructuring and asset impairment charges, net of taxes	$5.1	$0.14	$(12.8)	$(0.37)

	June Year to Date
	2010		2009
	Amount	Per Share	Amount	Per Share

Earnings (loss) from continuing operations, net of taxes	$1.9	$0.05	$(82.1)	$(2.36)

Restructuring charges, net of taxes (Note 1)	3.6	0.10	10.4	0.30
Asset impairments, net of taxes (Note 2)	1.2	0.03	49.2	1.41
Litigation charges	—	—	0.6	0.02

Earnings (loss) from continuing operations excluding restructuring, asset impairment and litigation charges, net of taxes	$6.7	$0.19	$(21.9)	$(0.63)

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring, asset impairment and litigation charges is useful to understand the Company’s fiscal 2010 financial performance and increases comparability. Specifically, Management believes that excluding these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company’s financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company’s financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1)	Restructuring charges represent global costs incurred in connection with the reduction in the number of permanent employees and the consolidation, sale or closure of branch locations. These costs include severance, lease terminations, asset write-offs and other miscellaneous costs.

(2)	In 2010, the asset impairment charges relate to the write-off of incomplete software projects in Europe. In 2009, the asset impairment charges included adjustments to the value of goodwill for the Company’s Americas Commercial, APAC Commercial and EMEA PT segments, as well as long-lived assets and intangibles related to operations in Japan.